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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY


                               THIRD AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                 This Third Amendment to Fourth Amended and Restated Credit Agreement dated as of May 31, 1995 (this "Amendment"), is entered into among JPS TEXTILE GROUP, INC., a Delaware corporation (the "Company"), JPS CARPET CORP., a Delaware corporation ("JCC"), JPS ELASTOMERICS CORP., a Delaware corporation ("JEC"), and JPS CONVERTER AND INDUSTRIAL CORP., a Delaware corporation ("JCIC", and together with JCC and JEC, the "Borrowing Subsidiaries"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (collectively referred to herein, together with their respective successors and assigns, as the "Senior Lenders" and individually as a "Senior Lender"), CITIBANK, N.A., in its separate capacities as agent and administrative agent for the Senior Lenders (in such capacities, the "Agent") and General Electric Capital Corporation, in its separate capacities as co-agent and collateral agent for the Senior Lenders (in such capacities, the "Collateral Agent"), and amends the Fourth Amended and Restated Credit Agreement dated as of June 24, 1994, as amended by the First Amendment to Fourth Amended and Restated Credit Agreement dated as of November 4, 1994 and the Second Amendment to Fourth Amended and Restated Credit Agreement dated as of December 21, 1994 (as so amended and as further amended hereby, the "Credit Agreement"), entered into among the Company, the Borrowing Subsidiaries, the Senior Lenders, the Agent and the Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

                 WHEREAS, the Agent and the Collateral Agent have proposed to the Company that the Senior Lenders reduce the Applicable Interest Rate payable on each of the Revolving Loans pursuant to Section 2.04(a) of the Credit Agreement;

                 NOW, THEREFORE, in consideration of the above premises, the Company, the Borrowing Subsidiaries, the Senior Lenders, the Agent and the Collateral Agent agree as follows:

                 SECTION 1. Amendment to the Credit Agreement. The Credit Agreement is, effective as determined pursuant to Section 2 hereof, hereby amended as follows:

                 1.01 The last sentence of Section 2.04(a)(i) of the Credit Agreement is hereby deleted in its entirety and the following sentence is substituted therefor:





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           The Loans shall bear interest, subject to Section 2.04(d) and paragraph (ii) below, as follows:

                             (A)  If a Base Rate Loan, then at a rate per
           annum equal to the sum of (I) 1.0% plus (II) the Base Rate as in effect from time to time as interest accrues; and

                             (B) If a Eurodollar Rate Loan, then at a rate per annum equal to the sum of (I) 2.50% plus (II) the Eurodollar Rate determined for the applicable Eurodollar Interest Period.


                 SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof on the date (the "Third Amendment Effective Date") that the Agent shall have received a copy of this Amendment duly executed by each Loan Party and by each of the Senior Lenders when the following conditions precedent have been satisfied (unless waived by the Requisite Senior Lenders or unless the deadline for delivery has been extended by the Agent):

                 2.01 Each of the representations and warranties made by the Company or the Borrowing Subsidiaries in or pursuant to the Credit Agreement, as amended by this Amendment, the Collateral Documents and the other Loan Documents to which the Company or any of the Borrowing Subsidiaries is a party or by which the Company or any of the Borrowing Subsidiaries is bound, shall be true and correct in all material respects on and as of the Third Amendment Effective Date (except any such representations and warranties stated to be given as of a specific date other than the Third Amendment Effective Date).

                 2.02 All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Agent, the Collateral Agent and each of the Senior Lenders.

                 2.03 No Event of Default or Potential Event of Default shall have occurred and be continuing on the Third Amendment Effective Date.

                 SECTION 3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Senior Lenders that (a) as of the date hereof no Event of Default or Potential Event of Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of the Loan Parties contained in subsections 4.01(a) through (dd) of the Credit Agreement and in any other Loan Document (as defined under the Credit Agreement) continue to be true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (unless stated to relate to a specific earlier date, in which case such representations and





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warranties shall be true and correct as of such earlier date).

                 SECTION 4.  Reference to and Effect on the Loan Documents.

                 4.01 Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                 4.02 Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

                 4.03 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Senior Lender, the Agent or the Collateral Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.


                 SECTION 5. Costs and Expenses. Each Loan Party agrees to pay on demand in accordance with the terms of Section 11.03 of the Credit Agreement all costs and expenses of the Agent in





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connection with the preparation, reproduction, execution and delivery of this
Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of Sidley & Austin, counsel for the Agent with respect thereof.

                 SECTION 6. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

                 SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with, the laws of the State of New York.


                 IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.


                            JPS TEXTILE GROUP, INC.

                            By: /s/David H. Taylor
                                --------------------
                                 Title:EVP - Finance & Secretary

                            JPS CARPET CORP.

                            By: /s/David H. Taylor
                                --------------------
                                 Title:Vice President

                            JPS ELASTOMERICS CORP.

                            By: /s/David H. Taylor
                                --------------------
                                 Title:Vice President

                            JPS CONVERTER AND INDUSTRIAL CORP.

                            By: /s/David H. Taylor
                                --------------------
                                 Title:Vice President





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                                 Senior Lenders:
                                 --------------

                                 CITIBANK, N.A., as Agent and as a Senior
                                 Lender

                                 By: /s/ Brenda Cotsen
                                     --------------------
                                      Attorney-in-fact


                                 GENERAL ELECTRIC CAPITAL CORPORATION, as
                                      Collateral Agent and as a Senior
                                      Lender

                                 By:/s/ Rick Luck
                                    ---------------------
                                 Title:Vice President, G E Capital
                                 Commercial Finance, Inc., Being duly
                                 authorized


                                 HELLER FINANCIAL, INC.

                                 By:/s/ Frank J. Ross
                                    ---------------------
                                 Title:


                                 THE BANK OF NEW YORK COMMERCIAL
                                 CORPORATION

                                 By:/s/ Michael Lustbader
                                    ---------------------
                                 Title: Vice President


                                 NATIONSBANK OF GEORGIA, N.A.

                                 By:/s/ Betty Mills
                                    ---------------------
                                 Title:Vice President


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